Retirement and Other Benefit Programs	12 Months Ended
Dec. 31, 2014
Retirement and Other Benefit Programs

NOTE 11    RETIREMENT AND OTHER BENEFIT PROGRAMS

Shared Baxter Plans

The Company’s employees participate in defined benefit pension and other postretirement plans sponsored by Baxter, which include participants of Baxter’s other businesses. Such plans are accounted for as multiemployer plans in these combined financial statements and as a result, no asset or liability was recorded by the Company to recognize the funded status of these plans.

The Company recorded expense of $37 million, $45 million, and $36 million for the years ended December 31, 2014, 2013 and 2012, respectively, relating to the Company’s employees’ participation in Baxter sponsored plans. As of December 31, 2014 and 2013, there were no required contributions outstanding.

As of December 31, 2014 and 2013, such multiemployer defined benefit pension plans were approximately 62% and 69% funded, respectively. Baxter made total aggregated contributions of $92 million, $83 million and $95 million in 2014, 2013 and 2012, respectively.

The most significant shared defined benefit plan is the U.S. Qualified plan. The Company’s employees represent approximately 40% of total participants in the U.S. Qualified plan. As of December 31, 2014 and 2013, the U.S. Qualified plan was approximately 77% and 87% funded, respectively. Baxter did not make any contributions to the U.S. Qualified plan in 2014, 2013, or 2012. Baxter has no obligation to fund the U.S. Qualified plan in 2015.

Austrian Pension Plan

The Company is the sole sponsor for certain Austrian defined benefit pension plans. Information for these defined benefit plans are as follows:

as of and for the years ended December 31 (in millions)	2014	2013

Change in benefit obligation:
Projected benefit obligation, beginning of period	$156	$146
Service cost	6	6
Interest cost	5	5
Actuarial loss/(gain)	33	(3)
Benefit payments	(5)	(5)
Settlements	(3)	(2)
Foreign exchange and other	(26)	9

Projected benefit obligation, end of period	$166	$156

Change in plan assets:
Employer contributions	$8	$7
Settlements	(3)	(2)
Benefits paid	(5)	(5)

Fair value of plan assets, end of year	—	—

Under funded status of the plans	$(166)	$(156)

Amounts recognized in the combined balance sheets:
Current liability	$(5)	$(6)
Noncurrent liability	(161)	(150)

Net liability recognized at December 31	$(166)	$(156)

for the years ended December 31 (in millions)	2014	2013	2012

Net periodic benefit cost:
Service cost	$6	$6	$4
Interest cost	5	5	5
Amortization of actuarial loss	3	4	1
Settlement charge	1	1	—

Total net periodic benefit cost	$15	$16	$10

Net periodic benefit cost in the table above includes net periodic benefit costs from discontinued operations of $1 million, $2 million and $1 million for 2014, 2013 and 2012, respectively. The accumulated benefit obligation for the Austrian defined benefit plan was $133 million and $125 million at December 31, 2014 and 2013, respectively. The accumulated benefit obligations exceeded plan assets at December 31, 2014, 2013 and 2012.

Other comprehensive loss, net of tax for the Austrian defined benefit plan was $1 million, $7 million, and $27 million for the years ended December 31, 2014, 2013 and 2012, respectively, which solely consisted of net actuarial losses.

The weighted average assumptions used to determine the net cost and benefit obligations for the Austrian defined benefit plan are as follows:

	2014	2013	2012

Discount rate	2.00%	3.30%	3.25%
Rate of compensation increase	3.50%	3.50%	3.50%

Total benefit payments expected to be paid to participants are as follows:

(in millions)	Pension benefits

2015	$5
2016	5
2017	6
2018	7
2019	7
2020 through 2024	45

Total expected net benefit payments for next 10 years	$75

U.S. Defined Contribution Plan

Most of the Company’s U.S. employees are eligible to participate in Baxter’s qualified defined contribution plan. The Company recorded expense of $20 million in 2014, $16 million in 2013 and $13 million in 2012 related to this plan.